HSBC Bank USA, National Association
13
Ref: 391524HN
             [GRAPHIC OMITTED][GRAPHIC OMITTED][GRAPHIC OMITTED]

HSBC Bank USA, National Association
   452 Fifth Avenue
   New York, NY  10018
   Fax: (212) 525-0673
Ref: 391524HN
                                                                             February 27, 2006

JPMorgan Chase Bank, National Association,
not in its individual capacity
but solely in its capacity as
Trustee for the benefit of the
RAMP Series 2006-RZ1 Trust

600 Travis, 9th Floor
Houston, Texas 77002
Attn:   Joanne M. Murray
Fax:    713-216-4880
Tel:    713-216-2177

Cc:     Michael Scarseth
Fax:    952-921-9133

Subject:       Interest Rate Cap

Transaction Reference Number:  391524HN

______________________________________________________________________________

The  purpose of this  letter  agreement  (this  "Confirmation")  is to  confirm  the terms and conditions of the transaction  entered into between us on the Trade Date specified  below, and subsequently  amended  as set out below  (the  "Transaction")  between  HSBC  Bank  USA,  N.A.
("HSBC") and JPMorgan Chase Bank, National  Association,  not in its individual capacity,  but solely  as  Trustee  for  the  benefit  of  RAMP  Series  2006-RZ1  Trust.  This  Confirmation
constitutes  a  "Confirmation"  as referred to in the ISDA Form Master  Agreement  (as defined below),  as well as a  "Schedule"  as referred to in the ISDA Form Master  Agreement.  In this
Confirmation  "Party  A" means  HSBC  and  "Party  B"  means  JPMorgan  Chase  Bank,  National
Association,  not in its  individual  capacity,  but solely in its capacity as Trustee for the benefit of the RAMP Series 2006-RZ1 Trust.

        1.     This Agreement is subject to and  incorporates  the 2000 ISDA  Definitions (the
        "Definitions"),  as published by the International Swaps and Derivatives  Association,
        Inc.  ("ISDA").  You and we have  agreed  to  enter  into  this  Agreement  in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement  (Multicurrency--Cross Border)
        form (the "ISDA Form Master  Agreement")  but,  rather,  an ISDA Form Master Agreement shall be deemed to have been  executed  by you and us on the date we entered  into the
        Transaction.  In the  event  of any  inconsistency  between  the  provisions  of  this
        Agreement and the Definitions or the ISDA Form Master Agreement,  this Agreement shall prevail  for  purposes  of the  Transaction.  Terms  used  and not  otherwise  defined herein,  in the ISDA Form Master Agreement or the Definitions  shall have the meanings assigned  to them in the  Pooling  and  Servicing  Agreement,  dated as of February 1,
        2006,  among  Residential  Asset Mortgage  Products,  Inc., as depositor,  Residential
        Funding   Corporation,   as  master  servicer,   and  JPMorgan  Chase  Bank,  National
        Association,  as trustee (the "Pooling and Servicing Agreement").  Each reference to a
        "Section" or to a "Section" "of this  Agreement" will be construed as a reference to a
        Section of the 1992 ISDA Form Master Agreement.

        Each of Party A and Party B  represents  to the other  that it has  entered  into this
        Transaction in reliance upon such tax,  accounting,  regulatory,  legal, and financial advice as it deems  necessary and not upon any view expressed by the other and, in the case of Party B, it has  entered  into  this  transaction  pursuant  to the  direction received by it pursuant to the Pooling and Servicing Agreement.

        2.     The terms of the particular  Transaction to which this Confirmation relates are as follows:

        Notional Amount:                    With respect to any Calculation Period, the
                                            lesser of:

(i)     The amount as set forth in Exhibit I, which is  attached  hereto and  incorporated  by reference into this Confirmation, and

(ii)    The  outstanding   principal   balance  of  the  Class  A  Certificates  and  Class  M
                                                   Certificates,  as  described in the Pooling
                                                   and Servicing  Agreement  immediately prior
                                                   to the last day of such Calculation Period.

        Trade Date:                          February 17, 2006

        Effective Date:                      February 27, 2006

        Termination Date:                    February  25,  2011,  subject  to  adjustment  in
                                             accordance with the Business Day Convention.

        Fixed Amounts:

               Fixed Amount Payer:            Party B

               Fixed Amount:                 USD 5,760,000.00

               Fixed Rate Payer
               Payment Date:                  The Effective Date.

        Floating Amounts:

               Floating Amount Payer:        Party A

               Floating Rate Payer
               Period End Dates:             The 25th  calendar day of each month,  commencing
                                             on March 25,  2006 and ending on the  Termination
                                             Date,   inclusive,   subject  to   adjustment  in
                                             accordance with the Business Day Convention

               Floating Rate Payer
               Payment Dates:                 Early Payment - Two (2) Business Days  preceding
                                              each Floating Rate Payer Period End Date.

               Cap Rate:                     4.58000%

               Floating Rate Option:          USD-LIBOR-BBA

               Designated Maturity:          One month

               Spread:                       None

               Day Count Fraction:           Actual/360

               Reset Dates:                  The first day of each Calculation Period

        Business Days:                       New York

        Business Day Conventions:            Following

        Calculation Agent:                   As specified in the Agreement

        Administration Fee:                  Party B agrees  to pay USD  14,500 to Party A for
                                             value on the Effective Date.

3.      Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1)      The  parties  agree that  subparagraph  (ii) of Section  2(c) of the ISDA Form  Master
Agreement will apply to any Transaction.

2)      TERMINATION PROVISIONS.  For purposes of the ISDA Form Master Agreement:

(a)     "SPECIFIED ENTITY" is not applicable to Party A or Party B for any purpose.

(b)     "SPECIFIED  TRANSACTION" is not applicable to Party A or Party B for any purpose, and, accordingly, Section 5(a)(v) shall not apply to Party A or Party B.

(c)     The  "CROSS  DEFAULT"  provisions  of Section  5(a)(vi)  shall not apply to Party A or
Party B.

(d)     The "CREDIT EVENT UPON MERGER"  provisions of Section 5(b)(iv) will not apply to Party
A or Party B.

(e)     With respect to Party B, the  "BANKRUPTCY"  provision of Section  5(a)(vii)(2)  of the
ISDA Form Master Agreement shall not apply.

(f)     The "AUTOMATIC EARLY TERMINATION"  provision of Section 6(a) will not apply to Party A or to Party B.

(g)     PAYMENTS  ON EARLY  TERMINATION.  For the  purpose  of  Section  6(e) of the ISDA Form
Master Agreement:

(i)     Market Quotation will apply.

(ii)    The Second Method will apply.

(h)     "Termination Currency" means United States Dollars.

(i)     EVENTS OF DEFAULT.  The provisions of Sections 5(a)(ii),  5(a)(iii) and 5(a)(iv) shall not apply to Party B. The  provisions  of Sections  5(a)(ii) and  5(a)(iv)  shall not apply to
Party A.

(j)     TAX EVENT.  The  provisions  of Section  2(d)(i)(4)  and  2(d)(ii) of the printed ISDA
Form Master  Agreement  shall not apply to Party A or Party B and neither  Party A nor Party B shall be required to pay any additional amounts referred to therein.

3)      TAX REPRESENTATIONS.

(a)     PAYER  REPRESENTATIONS.  For the  purpose  of  Section  3(e) of the ISDA  Form  Master
Agreement, Party A and Party B will make the following representations:

It is not  required  by any  applicable  law, as  modified  by the  practice  of any  relevant governmental  revenue  authority,  of any  Relevant  Jurisdiction  to make  any  deduction  or withholding  for or on account of any Tax from any payment  (other than interest under Section
2(e),  6(d)(ii)  or 6(e) of the ISDA  Form  Master  Agreement)  to be made by it to the  other party under this Agreement.  In making this representation, it may rely on:

(i)     the accuracy of any  representations  made by the other party pursuant to Section 3(f)
    of the ISDA Form Master Agreement;

(ii)    the  satisfaction  of the  agreement  contained in Section  4(a)(iii) of the ISDA Form
    Master Agreement and the accuracy and  effectiveness of any document provided by the other party pursuant to Section 4(a)(iii) of the ISDA Form Master Agreement; and

(iii)   the  satisfaction of the agreement of the other party contained in Section 4(d) of the
    ISDA Form Master Agreement,  provided that it shall not be a breach of this representation where  reliance  is placed on clause  (ii) and the other  party does not deliver a form or document  under  Section  4(a)(iii)  by  reason  of  material  prejudice  to its  legal or commercial position.

(b)     PAYEE  REPRESENTATIONS.  For the  purpose  of  Section  3(f) of the ISDA  Form  Master
Agreement, each of Party A and Party B make the following representations.

    The following representation will apply to Party A:

        Party A is a national  banking  association  organized  under the federal  laws of the
        United States and its U.S.  taxpayer identification number is 20-1177241.

        The following representation will apply to Party B:

        JPMorgan  Chase  Bank,  National  Association  is the  trustee  under the  Pooling and
        Servicing Agreement.

4)      LIMITATION  ON EVENTS OF  DEFAULT.  Notwithstanding  the terms of  Sections 5 and 6 of the ISDA Form Master  Agreement,  if at any time and so long as Party B has  satisfied in full all its payment  obligations  under Section 2(a)(i) of the ISDA Form Master  Agreement and has
at the time no  future  payment  obligations,  whether  absolute  or  contingent,  under  such
Section,  then unless Party A is required  pursuant to  appropriate  proceedings  to return to
Party B or  otherwise  returns  to  Party B upon  demand  of Party B any  portion  of any such payment,  (a) the  occurrence  of an event  described  in Section 5(a) of the ISDA Form Master
Agreement  with  respect to Party B shall not  constitute  an Event of  Default  or  Potential
Event  of  Default  with  respect  to Party B as  Defaulting  Party  and (b)  Party A shall be entitled  to  designate  an Early  Termination  Date  pursuant  to  Section 6 of the ISDA Form
Master  Agreement  only as a result  of the  occurrence  of a  Termination  Event set forth in either Section 5(b)(i) with respect to either Party A or Party B as the Affected Party.

5)      DOCUMENTS TO BE DELIVERED.  For the purpose of Section 4(a)(i) and 4(a)(iii):

(1)       Tax forms, documents, or certificates to be delivered are:

--------------------------------- -------------------------- --------------------------------------
PARTY REQUIRED TO DELIVER         FORM/DOCUMENT/             DATE BY WHICH TO BE DELIVERED
DOCUMENT                          CERTIFICATE
--------------------------------- -------------------------- --------------------------------------
--------------------------------- -------------------------- --------------------------------------
Party A and                       Any document  required or  Promptly  after  the  earlier  of (i)
Party B                           reasonably  requested  to  reasonable  demand by either party or
                                  allow the other  party to  (ii)   learning  that  such  form  or
                                  make payments  under this  document is required.
                                  Agreement   without   any
                                  deduction or  withholding
                                  for or on the  account of
                                  any  Tax  or  with   such
                                  deduction or  withholding
                                  at a reduced rate.
--------------------------------- -------------------------- --------------------------------------

(2)       Other documents to be delivered are:

------------------------ --------------------------- ------------------------- --------------------
PARTY REQUIRED TO        FORM/DOCUMENT/              DATE BY WHICH TO BE       COVERED  BY SECTION
DELIVER DOCUMENT         CERTIFICATE                 DELIVERED                 3(D) REPRESENTATION
------------------------ --------------------------- ------------------------- --------------------
------------------------ --------------------------- ------------------------- --------------------
Party A and Party B      Any documents to evidence   Upon the execution and    Yes
                         the authority of the        delivery of this
                         delivering party for it     Agreement and such
                         to execute and deliver      Confirmation.
                         this Confirmation.
------------------------ --------------------------- ------------------------- --------------------
------------------------ --------------------------- ------------------------- --------------------
Party A and Party B      A certificate of an         Upon the execution and    Yes
                         authorized officer of the   delivery of this
                         party, as to the            Confirmation.
                         incumbency and authority
                         of the respective
                         officers of the party
                         signing this Confirmation.

------------------------ --------------------------- ------------------------- --------------------
------------------------ --------------------------- ------------------------- --------------------
Party A                  Legal opinion(s) with       Upon the execution and    No
                         respect to such party and   delivery of this
                         its Credit Support          Agreement.
                         Provider, if any, for it,
                         reasonably satisfactory
                         in form and substance to
                         the other party relating
                         to the enforceability of
                         the party's obligations
                         under this Agreement.
------------------------ --------------------------- ------------------------- --------------------
------------------------ --------------------------- ------------------------- --------------------
Party A and Party B      Indemnification agreement   Concurrently with the     No
                         executed by each of Party   printing of any
                         A, Residential Asset        preliminary prospectus
                         Mortgage Products, Inc.     supplement and the
                         and Residential Funding     prospectus supplement
                         Corporation with respect    related to the Class A
                         to information included     and Class M
                         in any preliminary          Certificates.
                         prospectus supplement and
                         the prospectus supplement
                         related to the Class A
                         Certificates and Class M
                         Certificates.
------------------------ --------------------------- ------------------------- --------------------
------------------------ --------------------------- ------------------------- --------------------
Party A                  A copy of the most recent   Promptly after request    Yes
                         annual report of such       by the other party.
                         party (only if available)
                         and its Credit Support
                         Provider, if any,
                         containing in all cases
                         audited consolidated
                         financial statements for
                         each fiscal year
                         certified by independent
                         certified public
                         accountants and prepared
                         in accordance with
                         generally accepted
                         accounting principles in
                         the United States or in
                         the country in which such
                         party is organized.
------------------------ --------------------------- ------------------------- --------------------
------------------------ --------------------------- ------------------------- --------------------
Party B                  Each other report or        Promptly upon request     Yes
                         other document required     by Party A, or with
                         to be delivered by or to    respect to any
                         Party B under the terms     particular type of
                         of the Pooling and          report or other
                         Servicing Agreement,        document as to which
                         other than those required   Party A has previously
                         to be delivered directly    made request to receive
                         by the Trustee to Party A   all reports or
                         thereunder.                 documents of that type,
                                                     promptly upon delivery
                                                     or receipt of such
                                                     report or document by
                                                     Party B.
------------------------ --------------------------- ------------------------- --------------------

6)      OTHER PROVISIONS.

(a)     ADDRESS FOR NOTICES: For the purposes of Section 12(a) of this Agreement:

    Address for notices or communications to Party A:

     Address:      452 Fifth Avenue, New York, NY  10018
     Attention:    Katherine Ortega
     Facsimile:    212-525-4391
     Telephone:      212-525-5517

     Please direct all settlement inquiries to:

               HSBC Bank USA, National Association
               Derivative Settlements
               Attention:    Jeffrey Lombino
               Telephone:    (212) 525-5393
               Fax:          (212) 525-6903

Address for notices or communications to Party B:

               Address:      RAMP Series 2006-RZ1 Trust
                             c/o JPMorgan Chase Bank, National Association
                             600 Travis Street, 9th Floor
                             Houston, Texas 77002
                             Attn:  Joanne M. Murray
                             Facsimile No.: 713-216-4880
                             Telephone No: 713-216-2177

               with a copy to:

               Address:      Residential Funding Corporation
                             8400 Normandale Lake Blvd.
                             Minneapolis, MN 55437
               Attention:    Michael Scarseth
               Facsimile No.:952-921-9133
               Telephone No: 952-857-6518

               (For all purposes)

(b)     PROCESS AGENT.  For the purpose of Section 13(c):

               Party A appoints as its Process Agent:  Not Applicable
               Party B appoints as it Process Agent:  Not Applicable

(c)     OFFICES.  The  provisions  of  Section  10(a)  will not apply to this  Agreement;  for purposes  of this  Transaction,  it will be deemed that  neither  Party A nor Party B have any
Offices other than as set forth in the Notices  Section and Party A agrees that,  for purposes of Section 6(b) of the ISDA Form Master  Agreement,  it shall be deemed not to have any Office other than one in the United States.

(d)     MULTIBRANCH  PARTY.  For  the  purpose  of  Section  10(c)  of the  ISDA  Form  Master
Agreement:

    Party A is not a Multibranch Party.

    Party B is not a Multibranch Party.

(e)     CALCULATION  AGENT. The Calculation  Agent is Party A; provided  however,  if an Event of Default has  occurred  with  respect to Party A, then Party B or a  Reference  Market-maker designated by Party B shall be Calculation Agent.

(f)     CREDIT SUPPORT DOCUMENT.  Initially with respect to Party A, not applicable;  however, if required pursuant to Paragraph  3(6)(r)(iv) hereof, a guaranty  satisfactory to Party B and the Rating Agencies.  With respect to Party B, not applicable.

(g)     CREDIT SUPPORT PROVIDER.

    Party A:  Not Applicable

    Party B:  Not Applicable

(h)     GOVERNING  LAW.  The parties to this ISDA  Agreement  hereby agree that the law of the
State of New York  shall  govern  their  rights  and  duties in whole,  without  regard to the conflict of law  provisions  thereof  other than New York  General  Obligations  Law  Sections
5-1401 and 5-1402.

(i)     NON-PETITION.  Party A hereby irrevocably and unconditionally  agrees that it will not institute against,  or join any other person in instituting  against or cause any other person to  institute  against the RAMP Series  2006-RZ1  Trust or Party B in its capacity as trustee, any bankruptcy,  reorganization,  arrangement,  insolvency,  or similar  proceeding  under the laws of the United States,  or any other  jurisdiction  for the  non-payment of any amount due hereunder  or any other reason  until the payment in full of the  Certificates  (as defined in the Pooling  and  Servicing  Agreement)  and the  expiration  of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

(j)     NON-RECOURSE  PROVISIONS.  Notwithstanding  anything to the contrary contained herein, none  of  Party  B or any of its  officers,  directors,  or  shareholders  (the  "Non-recourse
Parties") shall be personally  liable for the payment by or on behalf of the Issuer hereunder, and Party A shall be limited to a  proceeding  against  the  Collateral  or against  any other third  party  other  than the  Non-recourse  Parties,  and Party A shall not have the right to proceed  directly  against the Issuer for the  satisfaction  of any monetary claim against the
Non-recourse  Parties  or for any  deficiency  judgment  remaining  after  foreclosure  of any property  included in such  Collateral and following the  realization of the  Collateral,  any claims of Party A shall be extinguished.

(k)     SEVERABILITY.  If any term, provision,  covenant,  or condition of this Agreement,  or the  application  thereof  to any  party  or  circumstance,  shall  be held to be  invalid  or unenforceable  (in  whole  or in  part)  for any  reason,  the  remaining  terms,  provisions, covenants,  and  conditions  hereof  shall  continue in full force and effect and shall remain applicable  to all other  parties and  circumstances  as if this  Agreement  had been executed with  the  invalid  or  unenforceable  portion  eliminated,  so long as this  Agreement  as so modified  continues  to express,  without  material  change,  the original  intentions  of the parties as to the subject  matter of this  Agreement  and the deletion of such portion of this
Agreement  will not  substantially  impair the  respective  benefits  or  expectations  of the parties.

The  parties  shall  endeavor to engage in good faith  negotiations  to replace any invalid or unenforceable  term,  provision,  covenant  or  condition  with a valid or  enforceable  term, provision,  covenant or condition,  the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(l)     CONSENT TO RECORDING.  Each party hereto  consents to the monitoring or recording,  at any time and from  time to time,  by the  other  party of any and all  communications  between officers  or  employees  of the  parties,  waives any  further  notice of such  monitoring  or recording, and agrees to notify its officers and employees of such monitoring or recording.

(m)     WAIVER OF JURY TRIAL.  Each party to this Agreement  respectively  waives any right it may have to a trial by jury in respect of any  Proceedings  relating  to this  Agreement,  any
Credit Support Document or any of the transactions contemplated hereby.

(n)     SET-OFF.  Notwithstanding  any  provision of this  Agreement or any other  existing or future  agreement,  each party  irrevocably  waives any and all rights it may have to set off, net,  recoup or  otherwise  withhold or suspend or  condition  payment or  performance  of any obligation  between it and the other party  hereunder  against any  obligation  between it and the  other  party  under  any  other  agreements.  The  provisions  for  Set-off  set forth in
Section 6(e)  of the  ISDA  Form  Master  Agreement  shall  not  apply  for  purposes  of this
Transaction.

(o)     TRUSTEE LIABILITY  LIMITATIONS.  Notwithstanding  anything herein to the contrary,  it is expressly  understood  and agreed by the parties hereto that (a) this Agreement is executed and delivered by JPMorgan Chase Bank, National Association  ("JPMorgan"),  not individually or personally  but  solely as  Trustee of Party B, in the  exercise  of the powers and  authority conferred  and  vested in it and that  JPMorgan  shall  perform  its  duties  and  obligations hereunder  in  accordance  with the  standard of care set forth in Article VIII of the Pooling and Servicing Agreement,  (b) each of the representations,  undertakings and agreements herein made  on  the  part  of  Party  B is  made  and  intended  not  as  personal  representations, undertakings  and  agreements  by JPMorgan but is made and intended for the purpose of binding only Party B, (c) nothing  herein  contained  shall be construed as creating any  liability on
JPMorgan,  individually  or personally,  to perform any covenant  either  expressed or implied contained  herein,  all such liability,  if any, being expressly  waived by the parties hereto and by any Person claiming by, through or under the parties  hereto;  provided that nothing in this paragraph shall relieve  JPMorgan from  performing its duties and  obligations  under the
Pooling and  Servicing  Agreement in accordance  with the standard of care set forth  therein, and (d) under no  circumstances  shall  JPMorgan be  personally  liable for the payment of any indebtedness  or  expenses  of  Party  B or be  liable  for  the  breach  or  failure  of  any obligation,  representation,  warranty or covenant  made or  undertaken  by Party B under this
Agreement or any other related documents.

(p) "AFFILIATE"  will  have the  meaning  specified  in  Section  14 of the ISDA  Form  Master
Agreement,  provided  that Party A and Party B shall not be deemed to not have any  Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

(q) Section  3 of the ISDA  Form  Master  Agreement  is  hereby  amended  by adding at the end thereof the following subsection (g):

        "(g) Relationship Between Parties.
        Each  party  represents  to the  other  party  on  each  date  when it  enters  into a
        Transaction that:--

(1)       Nonreliance.  (i) It is not relying on any statement or  representation of the other party  regarding  the  Transaction  (whether  written or oral),  other than the representations  expressly  made  in  this  Agreement  or the  Confirmation  in respect  of that  Transaction  and (ii) it has  consulted  with its own  legal, regulatory,  tax, business,  investment,  financial and accounting  advisors to the  extent  it has  deemed  necessary,  and it has  made  its own  investment, hedging and trading  decisions  based upon its own judgment and upon any advice from such advisors as it has deemed  necessary and not upon any view  expressed by the other party.

(2)       Evaluation and Understanding.

(i)            It  has  the   capacity  to  evaluate   (internally   or  through   independent
               professional  advice) the  Transaction  and has made its own  decision to enter into the  Transaction  and in the case of Party B, it has been  directed by the
               Pooling and Servicing Agreement to enter into this Transaction; and

(ii)           It  understands  the  terms,  conditions  and risks of the  Transaction  and is willing  and able to accept  those  terms and  conditions  and to assume  those risks, financially and otherwise.

(3)            Purpose.  It is entering into the  Transaction for the purposes of managing its borrowings or investments,  hedging its underlying  assets or liabilities or in connection with a line of business.

               (4)    Status of  Parties.  The other  party is not acting as agent,  fiduciary or advisor for it in respect of the Transaction,

               (5)    Eligible Contract  Participant.  It is an "eligible swap participant" as such term is defined in Section  35.1(b)(2)  of the  regulations  (17 C.F.R 35)
               promulgated  under,  and it constitutes an "eligible  contract  participant" as such term is  defined in  Section  1(a)12 of the  Commodity  Exchange  Act,  as
               amended."

(r)  The ISDA Form Master Agreement is hereby amended as follows

        (i)    The word  "third"  shall be replaced by the word  "second" in the third line of
Section 5(a)(i) of the ISDA Form Master Agreement.

(ii)    TRANSFER,  AMENDMENT  AND  ASSIGNMENT.  No transfer,  amendment,  waiver,  supplement, assignment or other  modification of this  Transaction  shall be permitted by either party
    (other than a change of  Counterparty in connection with a change of Trustee in accordance with the Pooling and Servicing  Agreement) unless each of Moody's Investors Service,  Inc.
    ("Moody's") and Standard and Poor's, a Division of the McGraw Hill Companies ("S&P"),  has
    been  provided  notice  of the  same and  confirms  in  writing  (including  by  facsimile transmission)  that it will not  downgrade,  qualify,  withdraw  or  otherwise  modify its then-current rating of the RAMP Series 2006-RZ1 Trust, Mortgage Asset-Backed  Pass-Through
    Certificates, Series 2006-RZ1 (the "Certificates").

        (iii)  ADDITIONAL TERMINATION EVENTS.  Additional Termination Events will apply:
if a Rating  Agency  Downgrade  has  occurred  and Party A has not,  complied  with  Paragraph
3(6)(r)(iv)  below,  then an Additional  Termination Event shall have occurred with respect to
Party A and  Party A shall be the sole  Affected  Party  with  respect  to such an  Additional
Termination Event.

        (iv)   RATING AGENCY DOWNGRADE.  In the event that (1) Party A's short-term  unsecured and  unsubordinated  debt rating is reduced below "A-1" by S&P (or if its short-term rating is not  available  by S&P, in the event that its  long-term  unsecured  and  unsubordinated  debt rating is reduced below "A+" by S&P) or (2) its short-term  unsecured and unsubordinated  debt rating is reduced  below "P1" by Moody's  (or, if its  short-term  rating is not  available by
Moody's,  its  long-term  unsecured  and  unsubordinated  debt rating is  withdrawn or reduced below "A1" by Moody's)  (and  together  with S&P, the "Cap Rating  Agencies",  and such rating thresholds,  "Approved Rating  Thresholds"),  then within 30 days after such rating withdrawal or  downgrade  (unless,  within 30 days after such  withdrawal  or  downgrade  each Cap Rating
Agency has  reconfirmed its rating for Party A which was in effect  immediately  prior to such withdrawal or downgrade),  Party A shall,  subject to the Rating Agency Condition,  at its own expense:

               (a)    assign this  Transaction  to another  counterparty,  which  counterparty shall have the Approved  Rating  Thresholds  and shall have been  approved by Party B on terms substantially similar to the terms of this Confirmation;

               (b)    obtain  guaranty  of, or a contingent  agreement of another  person with the  Approved  Rating  Thresholds,  to honor Party A's  obligations  under this  Confirmation;
provided that such other person has been approved by Party B;

               (c)    post  collateral  which will be sufficient to the  applicable Cap Rating
Agency to maintain or restore the ratings of the Certificates  existing  immediately  prior to such withdrawal or downgrade of Party A's ratings; or

               (d)    establish  any other  arrangement  satisfactory  to Party B and each Cap
Rating  Agency,  in  each  case,  sufficient  to  maintain  or  restore  the  ratings  of  the
Certificates existing immediately prior to such withdrawal or downgrade of Party A's ratings.

               Notwithstanding the previous paragraph,  in the event that Party A's short-term unsecured  and  unsubordinated  debt rating is withdrawn or reduced  below "A-3" by S&P or, if there is no short-term  rating,  its long-term  unsecured  and  unsubordinated  debt rating is withdrawn or reduced  below "BBB-" by S&P,  then within 10 days of such rating  withdrawal  or downgrade  (unless,  within 10 days after such withdrawal or downgrade S&P has reconfirmed the rating of the  Certificates  which was  in  effect  immediately  prior to such  withdrawal  or downgrade),  Party A shall,  subject  to the  Rating  Agency  Condition,  at its own  expense, assign this  Transaction  to another  counterparty  with the Approved  Rating  Thresholds  and approved  by  Party B on  terms  substantially  similar  to this  Confirmation  and  obtain  a confirmation  from S&P that such action is sufficient  to maintain or restore the  immediately prior ratings of the Certificates.

               For  purposes  of these  provisions,  "Rating  Agency  Condition"  means,  with respect to any  particular  proposed  act or omission to act  hereunder in  connection  with a withdrawal  or  downgrade  of any of Party A's  ratings as  described  above that Party A must consult  with each of the Cap Rating  Agencies  then  providing  a rating of the  Certificates that has  reduced  Party A's  ratings  as  described  above  (or with  respect  to any  action pursuant to clause (d),  each Cap Rating  Agency) and receive from each such Cap Rating Agency a written  confirmation,  prior to taking any such action,  that such  withdrawal or downgrade of any of Party A's ratings,  after  giving  effect to any such  proposed  action or omission, would  not cause a  downgrade  or  withdrawal  of the  ratings  of the  Certificates  existing immediately prior to such withdrawal or downgrade of Party A's ratings.

4.      ACCOUNT DETAILS:

               Payments to Party A:          HSBC Bank USA, National Association
                                             ABA # 021-001-088
                                             For credit to Department 299
                                             A/C: 000-04929-8
                                             HSBC Derivative Products Group

               Payments to Party B:          JPMorgan Chase Bank, National Association
                                             ABA Number: 021000021
                                             DDA: 00103409232
                                             Texas Structured Finance
                                             Reference: RAMP Series 2006-RZ1
                                             Attn:  Joanne M. Murray

5.      Office:

        Party A is acting through its New York Office for the purposes of this Transaction.

6.      Please confirm that the forgoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

               HSBC Bank USA, National Association
               Attention:    Antonia Gambale
               Telephone:    (212) 525-3634
               Fax:          (212) 525-0673

                         [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[GRAPHIC OMITTED][GRAPHIC OMITTED][GRAPHIC OMITTED]

HSBC Bank USA, National Association
   452 Fifth Avenue
   New York, NY  10018
   Fax: (212) 525-0673
Ref: 391524HN

This message will be the only form of Confirmation dispatched by us.  Please execute and return it to us by facsimile immediately.  If you wish to exchange hard copy forms of this
Confirmation, please contact us.

Yours sincerely,

HSBC BANK USA, NATIONAL ASSOCIATION

By: _________________________
    Authorized Signature

Confirmed as of the date first written above:

RAMP Series 2006-RZ1 Trust
              By: JPMorgan Chase Bank, National Association
              not in its individual capacity
              but solely in its capacity as
              Trustee for the benefit of the
              RAMP Series 2006-RZ1 Trust

By: ________________________
    Name:
    Title:

Attachment

HSBC Bank USA, National Association

Ref: 391524HN
             [GRAPHIC OMITTED][GRAPHIC OMITTED][GRAPHIC OMITTED]

HSBC Bank USA, National Association
   452 Fifth Avenue
   New York, NY  10018
   Fax: (212) 525-0673
Ref: 391524HN
                                            EXHIBIT I

------------------------------------------------- ----------------------
          For the Calculation Periods                Notional Amount
------------------------------------------------- ----------------------
-------------------------- ---------------------- ----------------------
  From and including*:      To but excluding*:           in USD:
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------

-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
       The Effective Date         March 25, 2006           USD
                                                     483,750,000.00
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
           March 25, 2006         April 25, 2006     477,832,412.42
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
           April 25, 2006           May 25, 2006     470,651,249.82
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
             May 25, 2006          June 25, 2006     462,219,311.60
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
            June 25, 2006          July 25, 2006     452,558,855.63
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
            July 25, 2006        August 25, 2006     441,701,809.09
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
          August 25, 2006     September 25, 2006     429,689,878.54
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
       September 25, 2006       October 25, 2006     416,578,145.58
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
         October 25, 2006      November 25, 2006     402,428,167.54
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
        November 25, 2006      December 25, 2006     387,343,858.89
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
        December 25, 2006       January 25, 2007     372,356,853.71
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
         January 25, 2007      February 25, 2007     357,928,882.18
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
        February 25, 2007         March 25, 2007     344,038,994.54
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
           March 25, 2007         April 25, 2007     330,667,034.54
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
           April 25, 2007           May 25, 2007     317,793,604.05
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
             May 25, 2007          June 25, 2007     305,400,034.48
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
            June 25, 2007          July 25, 2007     293,468,359.21
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
            July 25, 2007        August 25, 2007     281,981,287.08
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
          August 25, 2007     September 25, 2007     270,922,176.96
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
       September 25, 2007       October 25, 2007     260,274,947.00
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
         October 25, 2007      November 25, 2007     250,024,253.17
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
        November 25, 2007      December 25, 2007     240,155,752.19
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
        December 25, 2007       January 25, 2008     230,677,475.66
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
         January 25, 2008      February 25, 2008     221,553,407.12
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
        February 25, 2008         March 25, 2008     212,768,013.95
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
           March 25, 2008         April 25, 2008     204,308,666.20
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
           April 25, 2008           May 25, 2008     196,163,207.02
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
             May 25, 2008          June 25, 2008     188,320,033.28
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
            June 25, 2008          July 25, 2008     180,769,877.85
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
            July 25, 2008        August 25, 2008     173,499,646.74
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
          August 25, 2008     September 25, 2008     166,498,912.61
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
       September 25, 2008       October 25, 2008     159,757,638.33
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
         October 25, 2008      November 25, 2008     153,266,162.30
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
        November 25, 2008      December 25, 2008     147,015,121.26
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
        December 25, 2008       January 25, 2009     140,997,015.31
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
         January 25, 2009      February 25, 2009     135,209,794.69
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
        February 25, 2009         March 25, 2009     129,636,511.69
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
           March 25, 2009         April 25, 2009     129,636,511.69
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
           April 25, 2009           May 25, 2009     126,552,501.81
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
             May 25, 2009          June 25, 2009     121,898,096.38
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
            June 25, 2009          July 25, 2009     117,415,675.69
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
            July 25, 2009        August 25, 2009     113,098,804.15
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
          August 25, 2009     September 25, 2009     108,941,338.31
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
       September 25, 2009       October 25, 2009     104,937,363.77
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
         October 25, 2009      November 25, 2009     101,081,186.64
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
        November 25, 2009      December 25, 2009      97,367,325.22
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
        December 25, 2009       January 25, 2010      93,790,502.15
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
         January 25, 2010      February 25, 2010      90,345,636.65
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
        February 25, 2010         March 25, 2010      87,027,837.24
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
           March 25, 2010         April 25, 2010      83,832,394.65
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
           April 25, 2010           May 25, 2010      80,754,774.96
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
             May 25, 2010          June 25, 2010      77,790,613.07
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
            June 25, 2010          July 25, 2010      74,935,706.39
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
            July 25, 2010        August 25, 2010      72,186,008.74
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
          August 25, 2010     September 25, 2010      69,537,624.52
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
       September 25, 2010       October 25, 2010      66,986,803.08
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
         October 25, 2010      November 25, 2010      64,529,936.38
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
        November 25, 2010      December 25, 2010      62,163,544.27
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
        December 25, 2010       January 25, 2011      59,881,468.13
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
                                                           USD
         January 25, 2011   The Termination Date      57,683,419.41
-------------------------- ---------------------- ----------------------

* All dates listed above (with the exception of the Effective Date), are subject to adjustment in accordance with the Following Business Day Convention